UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022

LANTHEUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road North Billerica, Massachusetts 01862
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNTH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Lantheus Holdings, Inc. 2015 Equity Incentive Plan was amended at the Annual Meeting (as defined below) to increase the number of shares of common stock reserved for issuance thereunder by 1,750,000 shares. A copy of the amendment to the plan is filed herewith as an exhibit to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Lantheus Holdings, Inc. (the “Company”) was held on April 28, 2022. Set forth below is a brief description of each matter submitted to a vote of the Company’s stockholders at the Annual Meeting and the final voting results for each matter. A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 18, 2022.

Proposal 1 – Election of Directors

Each of the following nominees for Class I director was elected by the Company’s stockholders to serve a three-year term until the 2025 Annual Meeting of Stockholders based on the following vote:

Nominee	Votes For	Withheld	Broker Non-Votes
Mary Anne Heino	57,283,279.42	1,963,136.06	3,788,727.00
Dr. Gérard Ber	57,271,887.42	1,974,528.06	3,788,727.00
Samuel Leno	42,680,059.42	16,566,356.06	3,788,727.00

Proposal 2 – Approval, on an advisory basis, of the compensation paid to our named executive officers

The approval, on an advisory basis, of the compensation paid to our named executive officers was approved by the Company’s stockholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,722,087.06	492,862.42	31,466.00	3,788,727.00

Proposal 3 – Approval of an amendment to Lantheus Holdings, Inc. 2015 Equity Incentive Plan

The approval of an amendment to the Lantheus Holdings, Inc. 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,750,000 shares was approved by the Company’s stockholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,049,366.42	2,175,934.06	21,115.00	3,788,727.00

Proposal 4 – Ratification of Appointment of Deloitte & Touche LLP

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified by the Company’s stockholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,465,116.42	556,991.06	13,035.00	0

Proposal 5 – Approve the stockholder proposal regarding proxy access.

The stockholder proposal regarding proxy access was not approved by the Company’s stockholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,849,700.25	38,973,763.72	422,951.50	3,788,727.00

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1*	Sixth Amendment to Lantheus Holdings, Inc. 2015 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/S/ Daniel M. Niedzwiecki
Name:	Daniel M. Niedzwiecki
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 2, 2022